EXHIBIT 2

CUSIP No. 80007P307

AGREEMENT CONCERNING JOINT FILING

OF SCHEDULE 13G/A

The undersigned agree as follows:

(i) each of them is individually eligible to use the Schedule 13G/A to which this Exhibit is attached, and such Schedule 13G/A is filed on behalf of each of them; and

(ii) each of them is responsible for the timely filing of such Schedule 13G/A and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other person making the filing, unless such person knows or has reason to believe that such information is inaccurate.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

Dated: February 13, 2015

V. PREM WATSA

/s/ V. Prem Watsa

1109519 ONTARIO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

THE SIXTY TWO INVESTMENT COMPANY LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

810679 ONTARIO LIMITED

By:	/s/ V. Prem Watsa
Name: V. Prem Watsa
Title: President

FAIRFAX FINANCIAL HOLDINGS LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: President

FFHL GROUP LTD.

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Director

1823671 ONTARIO LIMITED

By:	/s/ Paul Rivett
Name: Paul Rivett
Title: Secretary and Director

FAIRFAX (US) INC.

By:	/s/ Dorothy D. Whitaker
Name: Dorothy D. Whitaker
Title: Treasurer, Secretary and Director

TIG HOLDINGS, INC.

By:	/s/ Dorothy D. Whitaker
Name: Dorothy D. Whitaker
Title: Chairman, President and Secretary

ODYSSEY US HOLDINGS INC.

By:	/s/ Jan Christiansen
Name: Jan Christiansen
Title: Executive Vice President

ODYSSEY RE HOLDINGS CORP.

By:	/s/ Jan Christiansen
Name: Jan Christiansen
Title: Executive Vice President

ODYSSEY REINSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

HUDSON INSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

HUDSON SPECIALTY INSURANCE COMPANY

By:	/s/ Kirk M. Reische
Name: Kirk M. Reische
Title: Vice President

NEWLINE HOLDINGS UK LIMITED

By:	/s/ J. Richard F. Micklem
Name: J. Richard F. Micklem
Title: Chief Operating Officer and Director

NEWLINE INSURANCE COMPANY LIMITED

By:	/s/ J. Richard F. Micklem
Name: J. Richard F. Micklem
Title: Chief Operating Officer and Director

NEWLINE CORPORATE NAME LIMITED

By:	/s/ J. Richard F. Micklem
Name: J. Richard F. Micklem
Title: Chief Operating Officer and Director

TIG INSURANCE COMPANY

By:	/s/ John J. Bator
Name: John J. Bator
Title: Senior Vice President, Chief Financial Officer, Treasurer and Director

FAIRMONT SPECIALTY GROUP INC.

By:	/s/ John J. Bator
Name: John J. Bator
Title: Senior Vice President, Chief Financial Officer, Treasurer and Director

FAIRMONT PREMIER INSURANCE COMPANY

By:	/s/ John J. Bator
Name: John J. Bator
Title: Senior Vice President, Chief Financial Officer, Treasurer and Director

FAIRMONT SPECIALTY INSURANCE COMPANY

By:	/s/ John J. Bator
Name: John J. Bator
Title: Senior Vice President, Chief Financial Officer, Treasurer and Director

FAIRMONT INSURANCE COMPANY

By:	/s/ John J. Bator
Name: John J. Bator
Title: Senior Vice President, Chief Financial Officer, Treasurer and Director

CLEARWATER INSURANCE COMPANY

By:	/s/ John J. Bator
Name: John J. Bator
Title: Senior Vice President, Chief Financial Officer, Treasurer and Director

RIVERSTONE HOLDINGS LIMITED

By:	/s/ John J. Bator
Name: John J. Bator
Title: Director

RIVERSTONE INSURANCE LIMITED

By:	/s/ John J. Bator
Name: John J. Bator
Title: Director

ZENITH NATIONAL INSURANCE CORP.

By:	/s/ Michael Jansen
Name: Michael Jansen
Title: Executive Vice President, General Counsel and Director

ZENITH INSURANCE COMPANY

By:	/s/ Michael Jansen
Name: Michael Jansen
Title: Executive Vice President, General Counsel and Director

CRUM & FORSTER HOLDINGS CORP.

By:	/s/ Paul W. Bassaline
Name: Paul W. Bassaline
Title: Senior Vice President, Chief Financial Officer, Treasurer and Director

UNITED STATES FIRE INSURANCE COMPANY

By:	/s/ Paul W. Bassaline
Name: Paul W. Bassaline
Title: Senior Vice President, Chief Financial Officer, Treasurer and Director

THE NORTH RIVER INSURANCE COMPANY

By:	/s/ Paul W. Bassaline
Name: Paul W. Bassaline
Title: Senior Vice President, Chief Financial Officer, Treasurer and Director

FAIRFAX (BARBADOS) INTERNATIONAL CORP.

By:	/s/ Ronald Schokking
Name: Ronald Schokking
Title: Chairman

STONEBRIDGE HOLDING S.À.R.L.

By:	/s/ Ronald Schokking
Name: Ronald Schokking
Title: Manager and Chairman

STONEBRIDGE RE S.A.

By:	/s/ Ronald Schokking
Name: Ronald Schokking
Title: Director

FAIRFAX LUXEMBOURG HOLDINGS S.À.R.L.

By:	/s/ Ronald Schokking
Name: Ronald Schokking
Title: Manager and Chairman

1874617 ONTARIO LIMITED

By:	/s/ Ronald Schokking
Name: Ronald Schokking
Title: Vice President and Director

1874616 ONTARIO LIMITED

By:	/s/ Ronald Schokking
Name: Ronald Schokking
Title: Vice President and Director

FAIRFAX ASIA LIMITED

By:	/s/ Janice Burke
Name: Janice Burke
Title: Vice President and General Manager

FIRST CAPITAL INSURANCE LIMITED

By:	/s/ Ramaswamy Athappan
Name: Ramaswamy Athappan
Title: Chief Executive Officer

FALCON INSURANCE COMPANY (HONG KONG) LTD.

By:	/s/ Gobinath Arvind Athappan
Name: Gobinath Arvind Athappan
Title: Chief Executive Officer

ADVENT CAPITAL (HOLDINGS) LTD.

By:	/s/ Neil Ewing
Name: Neil Ewing
Title: Company Secretary

ADVENT CAPITAL (NO. 3) LIMITED

By:	/s/ Neil Ewing
Name: Neil Ewing
Title: Company Secretary

NORTHBRIDGE SHARE OPTION 1 CORP.

By:	/s/ Craig Pinnock
Name: Craig Pinnock
Title: Treasurer

NORTHBRIDGE FINANCIAL CORPORATION

By:	/s/ Craig Pinnock
Name: Craig Pinnock
Title: Chief Financial Officer

NORTHBRIDGE COMMERCIAL INSURANCE CORPORATION

By:	/s/ Craig Pinnock
Name: Craig Pinnock
Title: Chief Financial Officer and Director

FEDERATED INSURANCE COMPANY OF CANADA

By:	/s/ Craig Pinnock
Name: Craig Pinnock
Title: Chief Financial Officer and Director

NORTHBRIDGE GENERAL INSURANCE CORPORATION

By:	/s/ Craig Pinnock
Name: Craig Pinnock
Title: Chief Financial Officer and Director